UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2026

Date of Report (Date of earliest event reported)

Stellar V Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1540 New York, NY	10169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 661-7566

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	SVCC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SVCCW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SVCCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2026, Stellar V Capital Corp. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”).

The shareholders approved, among other things, as a special resolution, an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association to give the Company the right to extend the date by which it has to complete a business combination from October 31, 2026 to July 31, 2027. . A copy of the Extension Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 29, 2026, the Company held the Annual Meeting. There were 15,555,000 Class A Ordinary Shares and 6,059,925 Class B Ordinary Shares for a total of 21,614,925 Ordinary Shares issued and outstanding on the record date, October 6, 2026.

There were 18,483,412 Ordinary Shares present at said meeting in person or represented by proxy, which is 85.51% of the total outstanding shares, thereby constituting a quorum.

Approval of the Extension Amendment Proposal required a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two thirds of the votes cast at the Meeting.

Approval of the Director Re-Election Proposal required an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the Votes cast at the Meeting.

Approval of the Ratification of Auditors Proposal required an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the votes cast at the Meeting.

Each of the proposals was approved. The final results for each of the matters submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Extension Amendment Proposal	16,525,421	1,957,991	0	0
Director Re-Election Proposal	13,025,984	5,457,428	0	0
Ratification of Auditors Proposal	17,025,421	1,457,991	0	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Extension Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2026

Stellar V Capital Corp.

By:	/s/ Prokopios (Akis) Tsirigakis
Name:	Prokopios (Akis) Tsirigakis
Title:	Co-Chief Executive Officer

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